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          Exhibit 10.12(c)


          PriceSmart, Inc.
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 858 581-7485
          Fax 858 581-4707


          To:     Thomas D. Martin

          From:   Allan C. Youngberg

          Re:     AMENDMENT TO EMPLOYMENT AGREEMENT

          Date:   November 22, 1999


          This will confirm that, effective as of October 1, 1999, the Base Salary under your Employment Agreement with PriceSmart, Inc. was increased, from $155,000 to $170,000.

          Your Employment Agreement is deemed amended accordingly. All other terms and conditions of your Employment Agreement remain the same.

          Please sign below acknowledging the foregoing, and return a copy of this document, with your signature, to me.


          Dated:  November 23, 1999


          /s/ Allan C. Youngberg
          ----------------------
          Allan C. Youngberg


          Dated:  November 29, 1999


          /s/ Thomas D. Martin
          ----------------------
          Thomas D. Martin